Employee Benefit Plans - Schedule of Components of Net Periodic Benefit Cost for the Plans (Details) - Defined benefit pension plan - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Service costs	$ 5	$ 3	$ 5
Interest costs	41	37	38
Expected return on plan assets	(50)	(44)	(45)
Amortization	2	4	2
Net periodic benefit expense	$ (2)	$ 0	$ 0